Rule 497(e)
                                                         File Nos. 333-90449
                                                               and 811-09667

                        Supplement Dated October 9, 2003
                            To the Prospectus of the

        Advisor Flexible Premium Variable Universal Life Insurance Policy
                                Dated May 1, 2003

                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

Please note the following changes to your Prospectus.

Effective immediately and continuing through December 31, 2003, Canada Life Insurance Company of America will waive the applicable surrender charge referred to on page 39 of the Prospectus. Thus, should you surrender your Policy for the Cash Surrender Value or exchange your Policy for another policy (pursuant to Section 1035 of the Internal Revenue Code of 1986, as amended), no surrender charge will be assessed against Policy Value.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003.

                Please keep this Supplement for future reference.